Dynamic VP HY Bond Fund

a Series of the
DIREXION INSURANCE TRUST

Supplement dated October 19, 2010
to the Prospectus dated April 30, 2010

Effective immediately, Loren Norton no longer serves as the Portfolio Manager to the Dynamic VP HY Bond Fund (the “Fund”).  The Fund’s “Management – Portfolio Manager” section is deleted and replaced with the following:

Management
Investment Adviser.  Rafferty Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers.  The following members lead Rafferty’s investment team that is jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Years of Service with the Fund	Primary Title
Paul Brigandi	Since October 2010	Portfolio Manager
Tony Ng	Since October 2010	Portfolio Manager

All other references to Mr. Norton in the Fund’s Prospectus are hereby deleted. In addition, the fourth and fifth paragraphs of the “Additional Information – Management of the Fund” section are deleted and replaced with the following:

An investment team of Rafferty employees has the day-to-day responsibility for managing the Fund.  The members of the investment team that are jointly and primarily responsible for the day-to-day management of the Fund are Paul Brigandi and Tony Ng.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004 and a Portfolio Manager for the Fund since October 2010.  Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004.  Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng has been a Portfolio Manager at Rafferty since April 2006 and a Portfolio Manager for the Fund since October 2010.  Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006.  He was employed with Deutsche Asset Management from 1998 to 2004.  Mr. Ng graduated from State University at Buffalo in 1998.

The Fund’s SAI provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Fund.

For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the Prospectus.

Dynamic VP HY Bond Fund

a Series of the
DIREXION INSURANCE TRUST

Supplement dated October 19, 2010
to the Statement of Additional Information (“SAI”) dated April 30, 2010

Effective immediately, Loren Norton no longer serves as the Portfolio Manager to Dynamic VP HY Bond Fund (the “Fund”).  All references to Mr. Norton in the Fund’s SAI are hereby deleted and the “Management of the Trust – Portfolio Manager” section is revised as follows:

Portfolio Managers

The Fund is managed by an investment team consisting of Paul Brigandi and Tony Ng.  In addition to the Fund, the team manages the following other accounts as of April 30, 2010:

Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	38	$5.4 billion	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	1	$54.1 million	0	0

The team’s compensation is paid by Rafferty.  Their compensation primarily consists of a fixed base salary and a bonus.  The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority.  Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm.  The investment team’s salary and bonus are not based on the Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Rafferty has not identified any additional material conflicts between the Fund and other accounts managed by the investment team.  However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The members of the investment team do not own any shares of the Fund as of April 30, 2010.

For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the SAI.